Fees Summary	Jan. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 292,900,533.75
Previously Paid Amount	44,844
Total Fee Amount	44,844
Total Offset Amount	44,844
Net Fee	$ 0